Form 3 Exhibit - Joint Filer Information

                                  Exhibit 99-1

Name:                                   MetLife Insurance Company USA*

Address:                                One MetLife Way, Whippany,
                                        New Jersey 07981

Designated Filer:                       Daniel F. Scudder
                                        Associate General Counsel
                                        Metropolitan Life Insurance Company

Issuer & Ticker Symbol:                 DNP Select Income Fund Inc. ("DNP")

Date of Event Requiring Statement:      July 22, 2016

Signature: /s/Daniel F. Scudder
Daniel F. Scudder, Associate
General Counsel

                                  Exhibit 99-2

Name:                                   MetLife Insurance Company USA
                                        [on behalf of its Separate Account SA
                                        (Structured Annuity)] **

Address:                                One MetLife Way, Whippany,
                                        New Jersey 07981

Designated Filer:                       Daniel F. Scudder
                                        Associate General Counsel
                                        Metropolitan Life Insurance Company

Issuer & Ticker Symbol:                 DNP Select Income Fund Inc. ("DNP")

Date of Event Requiring Statement:      July 22, 2016

Signature: /s/Daniel F. Scudder
Daniel F. Scudder, Associate
General Counsel

                                  Exhibit 99-3

Name:                                   Metropolitan Life Insurance Company***

Address:                                One MetLife Way, Whippany,
                                        New Jersey 07981

Designated Filer:                       Daniel F. Scudder
                                        Associate General Counsel
                                        Metropolitan Life Insurance Company

Issuer & Ticker Symbol:                 DNP Select Income Fund Inc. ("DNP")

Date of Event Requiring Statement:      July 22, 2016

Signature: /s/Daniel F. Scudder
Daniel F. Scudder, Associate
General Counsel

                                  Exhibit 99-4

Name:                                   MetLife Insurance Company USA****

Address:                                One MetLife Way, Whippany,
                                        New Jersey 07981

Designated Filer:                       Daniel F. Scudder
                                        Associate General Counsel
                                        Metropolitan Life Insurance Company

Issuer & Ticker Symbol:                 DNP Select Income Fund Inc. ("DNP")

Date of Event Requiring Statement:      July 22, 2016

Signature: /s/Daniel F. Scudder
Daniel F. Scudder, Associate
General Counsel

                                  Exhibit 99-5

Name:                                   MetLife Insurance Company USA
                                        [on behalf of its Separate Account SA
                                        (Structured Annuity)] *****

Address:                                One MetLife Way, Whippany,
                                        New Jersey 07981

Designated Filer:                       Daniel F. Scudder
                                        Associate General Counsel
                                        Metropolitan Life Insurance Company

Issuer & Ticker Symbol:                 DNP Select Income Fund Inc. ("DNP")

Date of Event Requiring Statement:      July 22, 2016

Signature: /s/Daniel F. Scudder
Daniel F. Scudder, Associate General Counsel

*MetLife Insurance Company USA as a direct owner/purchaser of $14,800,000, PPN
23325PA*5, 2.76% Series A Senior Secured Notes Due July 22, 2023, by
Metropolitan Life Insurance Company, its investment manager.

** MetLife Insurance Company USA [on behalf of its Separate Account (Structured
Annuity)] as a direct owner/purchaser of $9,00,000, PPN 23325PA*5, 2.76% Series
A Senior Secured Notes Due July 22, 2023, by Metropolitan Life Insurance
Company, its investment manager.

*** Metropolitan Life Insurance Company as a direct owner/purchaser of
$15,000,000, PPN 23325PA@3, 3.00% Series B Senior Secured Notes Due July 22,
2026.

**** MetLife Insurance Company USA as direct owner/purchaser of $25,200,000, PPN
23325PA@3, 3.00% Series B Senior Secured Notes Due July 22, 2026 by Metropolitan
Life Insurance Company, the investment manager.

***** MetLife Insurance Company USA [on behalf of its Separate Account
(Structured Annuity)] as a direct owner/purchaser of $7,200,000, PPN 23325PA@3,
3.00% Series B Senior Secured Notes Due July 22, 2026 by Metropolitan Life
Insurance Company, the investment manager.